                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              AF Bankshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       [AF Bankshares, Inc. Letterhead]

                                    October 4, 2001

Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of AF Bankshares, Inc., which will be held on November 5, 2001 at 6:00 p.m., local time, at the executive offices of AF Bankshares, Inc., 21 East Ashe Street, West Jefferson, North Carolina 28694.

     The attached Notice of the 2001 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of AF Bankshares, Inc., as well as a representative of McGladrey & Pullen, LLP, the accounting firm for the fiscal year ending June 30, 2001, will be present at the Annual Meeting to respond to appropriate questions.

     The Board of Directors of AF Bankshares, Inc. has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of AF Bankshares, Inc. and its shareholders and unanimously recommends a vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and the employees of AF Bank, AF Insurance Services, Inc., AF Brokerage, Inc. and AF Bankshares, Inc., we thank you for your continued support.

                                    Sincerely yours,

                                    /s/ James A. Todd

                                    James A. Todd
                                    President and Chief Executive Officer

                              AF Bankshares, Inc.
                              21 East Ashe Street
                     West Jefferson, North Carolina 28694
                                (336) 246-4344

               NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS

                        Date:  Monday, November 5, 2001
                        Time:  6:00 p.m.
                        Place: 21 East Ashe Street
                               West Jefferson, North Carolina 28694

     At our Annual Meeting we will ask you to:

     .    Elect three directors to serve for a three-year term;

     . Ratify the appointment of Larrowe & Company, PLC, as independent auditors for the fiscal year ending June 30, 2002; and

     .    Transact any other business as may properly come before the Annual
          Meeting.

     You may vote at the Annual Meeting if you were a shareholder of AF Bankshares, Inc. at the close of business on September 7, 2001, the record date.

                              By Order of the Board of Directors

                              /s/ Melanie Paisley Miller

                              Melanie Paisley Miller
                              Secretary

West Jefferson, North Carolina
October 4, 2001

================================================================================
     You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
================================================================================

                              GENERAL INFORMATION

General

     We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting.

     We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about October 4, 2001 to all shareholders entitled to vote. If you owned AF Bankshares, Inc.'s common stock at the close of business on September 7, 2001, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,049,378 shares of common stock outstanding.

     On October 4, 1996, AF Bank completed its reorganization into mutual holding company form and its initial public offering of shares of its common stock. On June 16, 1998, AF Bank reorganized into a two-tier mutual holding company structure pursuant to a plan of reorganization. As a result of the reorganization, AF Bank became the wholly-owned subsidiary of AF Bankshares, Inc. and shareholders of AF Bank became shareholders of AF Bankshares, Inc. in a share for share exchange.

     AsheCo, MHC is the majority owner of AF Bankshares, Inc., and, as of September 7, 2001, the record date, owns 538,221 shares of common stock of AF Bankshares, Inc. which constitutes approximately 51.3% of the total issued and outstanding common stock of AF Bankshares, Inc.

Quorum

     A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock of AF Bankshares, Inc. entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy.

Voting Rights

     You are entitled to one vote at the Annual Meeting for each share of AF Bankshares, Inc.'s common stock that you owned as of record at the close of business on September 7, 2001. As provided in AF Bankshares, Inc.'s Federal Stock Charter, if you beneficially own in excess of 10% of the outstanding shares of common stock, you will not be entitled to a vote for each of the excess shares. A person or entity beneficially owns shares if an affiliate or associate owns the shares or if a person acting in concert with that person or entity owns the shares. The number of shares you own (and may vote) is listed on the proxy card.

     You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your Aproxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice
                            ---
of the Annual Meeting.

     If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy

Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

     If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of AF Bankshares, Inc.

Vote Required

 Proposal 1:               The three nominees for director who receive the most
 Elect Three               votes will be elected. So, if you do not vote for a
 Directors                 nominee, or you indicate "withhold authority" for any
                           nominee on your proxy card, your vote will not count
                           "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

 Proposal 2:               The affirmative vote of a majority of the shares
 Ratify Appointment        present in person or by proxy at the Annual Meeting
 of Independent            and entitled to vote on this proposal is required to
 Public Accountants        ratify the appointment of Larrowe & Company, PLC, as
                           AF Bankshares, Inc.'s independent certified public accountants. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

Effect of Broker Non-Votes

     If your broker holds shares that you own in "street name," the broker may vote your shares on the two proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on any of the
                                                               ---
proposals, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote":

 .    Proposal 1: Elect Three Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

 .    Proposal 2: Ratify Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

Vote by MHC

     As indicated above and under "Security Ownership of Certain Beneficial Owners" AsheCo, MHC owns approximately 51.3% of the shares of common stock entitled to vote at the Annual Meeting. AsheCo, MHC has indicated to AF Bankshares, Inc. that it intends to vote its shares of common stock "FOR" the
                                                                     ---
election of AF Bankshares, Inc.'s nominees for director and "FOR" the
                                                             ---
ratification of the appointment of the independent auditors, thereby ensuring a quorum at the Annual Meeting, and the likelihood of the election of such nominees and the ratification of the appointment of the independent auditors.

Revoking Your Proxy

     You may revoke your proxy at any time before it is exercised by:

     . Filing with the Secretary of AF Bankshares, Inc. a letter revoking the proxy;
     .    Submitting another signed proxy with a later date; or
     . Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

Solicitation of Proxies

     AF Bankshares, Inc. will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of AF Bankshares, Inc. may solicit proxies by:

     .    mail;
     .    telephone; and
     .    other forms of communication.

     We will also reimburse persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, for the expenses they incur in forwarding the proxy materials to and obtaining proxies from such beneficial owners.

Obtaining an Annual Report on Form 10-KSB

     If you would like a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, which we will file with the Securities and Exchange Commission, we will send you one (without exhibits) free of charge. Please write to:

     Ms. Melanie P. Miller
     Secretary of AF Bankshares, Inc.
     21 East Ashe Street
     P.O. Box 26
     West Jefferson, North Carolina 28694

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of AF Bankshares, Inc.

     The following table contains common stock ownership information for persons known to AF Bankshares, Inc. to "beneficially own" 5% or more of AF Bankshares, Inc.'s common stock as of September 7, 2001. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the SEC and with AF Bankshares, Inc. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                         Amount of             Percent of Shares
                           Name and Address              Beneficial             of Common Stock
  Title of Class          of Beneficial Owner            Ownership                Outstanding
------------------   ----------------------------   --------------------    ------------------------
Common Stock         AsheCo, MHC                          538,221                    51.3%
                     21 East Ashe Street
                     West Jefferson, North
                     Carolina
                     28694

Security Ownership of Management

     The following table shows the number of shares of AF Bankshares, Inc.'s common stock beneficially owned by each director and executive officer, and all directors and executive officers of AF Bankshares, Inc. as a group, as of September 7, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                                           Amount and Nature         Percent of
                                                                             of Beneficial          Common Stock
       Name                                    Position                  Ownership(1)(2)(3)(4)     Outstanding(5)
-----------------                      --------------------------       -----------------------   ---------------
James A. Todd                          Director, President and
                                       Chief Executive Officer                 28,875(6)                2.8%

Jan R. Caddell                         Director, Chairman of                                              *
                                       the Board of Directors                   8,269(7)

Kenneth R. Greene                      Director                                 7,349                     *

Wayne R. Burgess                       Director                                 8,319(8)                  *

Jimmy D. Reeves                        Director                                 7,450(9)

Frank E. Roland                        Director                                 7,616                     *

Jerry L. Roten                         Director                                 7,809(10)                 *

Michael M. Sherman                     Director                                    --                    --

John D. Weaver                         Director                                 8,269(11)                 *
                                                                              -----------             -----
All directors and executive officers                                          135,119                  12.7%
as a group ((10) persons)                                                     ===========

_____________________
* Less than one percent of outstanding common stock of AF Bankshares, Inc.

(1) All persons shown in the above table have sole voting and investment power, except as otherwise indicated.
(2) The figures shown for Mr. Todd include 1,782 shares held in trust by AF Bank, as trustee, pursuant to the Employee Stock Ownership Plan of Ashe Federal Bank ("ESOP"), which shares have been allocated to Mr. Todd's account under the ESOP and as to which he has sole voting power, but no investment power, except in limited circumstances. The figure shown for all directors and executive officers as a group includes the shares allocated to Mr. Todd's account under the ESOP and 1,023 shares allocated to the account of the other executive officer, as to which such executive officer has sole voting power, but no investment power, except in limited circumstances. Such figure also includes (a) 15,995 shares allocated to the accounts of other participants in the ESOP, as to which AF Bank, as the ESOP trustee, and AF Bank's Compensation Committee (consisting of Messrs. Greene, Burgess and Roten), which serves as the ESOP Committee, has no voting power and shared investment power, and (b) 18,142 shares that have not been allocated to participants' accounts under the ESOP, as to which the executive officers have shared voting power, but no investment power, except in limited circumstances, the ESOP trustee has shared voting and investment power and the ESOP Committee has no voting power and shared investment power. Except for the shares allocated to their individual account, each executive officer disclaims beneficial ownership of the shares held in the ESOP, and each member of the Board of Directors disclaims beneficial ownership of the shares held in the ESOP.
(3) Includes 460 shares of unvested restricted stock granted to each outside director, except for Mr. Roland whose amount includes no shares of unvested restricted stock, and 3,592 shares of unvested restricted stock granted to Mr. Todd pursuant to the Ashe Federal Bank 1997 Recognition and Retention Plan (the "RRP"). Each recipient of a restricted stock award has sole voting power but no investment power over the unvested shares of common stock covered by the award.
(4) Includes 969 shares of common stock which may be acquired by each outside director pursuant to vested options granted to them under the Ashe Federal Bank 1997 Stock Option Plan (the "Stock Option Plan"), except for Mr. Reeves and Mr. Roland who have an option to acquire 387 shares and 776 shares, respectively, of common stock pursuant to vested options granted to them under the Stock Option Plan. Also includes 7,134 shares of common stock which Mr. Todd may acquire pursuant to vested options granted to him under the Stock Option Plan.
(5) Percentages with respect to each person or group of persons have been calculated on the basis of 1,049,378 shares of common stock, the total number of shares of AF Bankshares, Inc.'s common stock outstanding as of June 30, 2001, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after September 7, 2001.
(6)  Includes 5,000 shares held jointly with Mr. Todd's spouse.
(7)  Includes 5,000 shares held jointly with Mr. Caddell's spouse.
(8) Includes 5,000 shares held jointly with Mr. Burgess's spouse and 50 shares held as custodian for his minor children.
(9)  Includes 200 shares held as custodian for his minor children.
(10) Includes 5,000 shares held jointly with Mr. Roten's spouse.
(11) Includes 5,000 shares held jointly with Mr. Weaver's spouse.

                 DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                        ______________________________

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS
                        ______________________________

General

     The Board has nominated three persons for election as directors at the Annual Meeting. Each nominee is currently serving on AF Bankshares, Inc.'s Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2004, or until their successors have been elected.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

     Effective November 1, 2001, Mr. Frank Roland will be retiring from the Board of Directors.

Nominees and Continuing Directors

                                              Director           Term         Position(s) Held with the
Nominees                      Age(1)          Since(2)          Expires                Company
------------------------      ------          --------          -------      --------------------------
Jimmy D. Reeves                 52              2001             2004        Director
Jerry L. Roten                  55              1992             2004        Director
Michael M. Sherman              41              2001             2004        Director

Continuing Directors
------------------------
Wayne R. Burgess........        61              1989             2002        Director
John D. Weaver..........        78              1990             2002        Director
Jan R. Caddell..........        61              1981             2003        Director, Chairman of the Board
Kenneth R. Greene.......        54              1988             2003        Director, Vice Chairman
James A. Todd...........        57              1994             2003        Director, President and Chief
                                                                             Executive Officer
Retiring Director
------------------------
Frank E. Roland.........        78              1989             2001        Director

______________________________
(1)  As of June 30, 2001.
(2)  Includes term as a director of AF Bank.

     The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

Nominees for Election as Director

     Jerry L. Roten has served as the Clerk of the Superior Court of Ashe County for the past 15 years.

     Jimmy D. Reeves is a partner at the law firm of Vannoy & Reeves, PLLC. He has served in this capacity since 1975. Mr. Reeves is also the Vice President of Yadkin Valley Pontiac-Buick-Oldsmobile-GMC, Inc. He also serves in various capacities for several real estate development businesses.

     Michael M. Sherman is President and Chief Executive Officer of the Oldham Company, a company specializing in manufacturing saw blades and router bits. He has served in these positions since 1992.

Continuing Directors

     Wayne R. Burgess is a part-owner, Vice President and Manager of Burgess Furniture of West Jefferson, North Carolina.

     John D. Weaver is Vice-President of Weaver Tree Farm, Inc., a retail and wholesale Christmas tree farm.

     Jan R. Caddell is President and General Manager of Caddell Broadcasting, Inc. and its commercial radio station, WKSK.

     Kenneth R. Greene has over 21 years experience in the concrete sales and building-supply business, and he is currently the principal owner at East Jefferson Builders Mart.

     James A. Todd is President and Chief Executive Officer of AF Bankshares, Inc. and AF Bank. He has served in such capacities since 1994. Prior to that, Mr. Todd served as a Senior Examination Officer at the OTS.

Retiring Director

     Frank E. Roland retired from the U.S. Postal Service in 1985 and has since served as a director of Ashe Memorial Hospital, Riverview Community Center and Skyline Telephone Membership Corporation. He has also served on the Ashe County Bond Authority.

================================================================================
        The Board of Directors unanimously recommends a vote "For" all of the nominees for election as directors.
================================================================================

                        ______________________________

                                  PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS
                        ______________________________

     The Board of Directors has appointed Larrowe & Company, PLC, as our independent public auditors for AF Bankshares, Inc. for the fiscal year ending June 30, 2002, and we are asking shareholders to ratify the appointment.

     Previously, McGladrey & Pullen, LLP ("McGladrey") served as the independent public auditors of AF Bankshares, Inc. As of July 31, 2001, the Board of Directors of AF Bankshares, Inc. declined to reappoint McGladrey as its independent public accountants. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors of AF Bankshares, Inc. A representative of McGladrey is expected to attend the Annual Meeting and will be available to respond to appropriate questions.

     During the fiscal years ended June 30, 2001 and 2000 and subsequent interim periods, the financial statements of AF Bankshares, Inc. did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

Audit Fees

     Aggregate fees billed McGladrey for professional services rendered for the audit of AF Bankshares, Inc.'s financial statements for fiscal 2001 and the review of the financial statements included in AF Bankshares's quarterly reports on Form 10-QSB for the fiscal year were $63,600.

All Other Fees

     Other than audit fees, the aggregate fees billed to AF Bankshares, Inc. by McGladrey for fiscal 2001 were $19,800. AF Bankshares, Inc. did not incur any fees related to financial information systems design and implementation.


================================================================================
        The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Larrowe & Company, PLC, as independent auditors for AF Bankshares, Inc.
================================================================================

              INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

     AF Bankshares, Inc.'s Board of Directors currently consists of eight members. Effective November 1, 2001, Mr. Roland will be retiring from the Board of Directors. After the Annual Meeting, if shareholders approve all of the nominees for directors, the Board of Directors for AF Bankshares, Inc. will consist of eight members. AF Bankshares, Inc.'s Federal Stock Charter and Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible.

     The Board of Directors oversees the Company's business and monitors the performance of the Company's Executive Officers. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of AF Bankshares, Inc. AF Bankshares, Inc.'s executive officers and management oversee the day-to-day operations of AF Bankshares, Inc. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

     The Board of Directors of AF Bankshares, Inc. held 12 regular meetings during the fiscal year ended June 30, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

Committees of the Board

     The Board of Directors of AF Bankshares, Inc. has established the following committees:

NOMINATING                 The Nominating Committee nominates candidates for
COMMITTEE                  Board membership.

                           Directors Greene and Burgess serve as members of the committee. Membership changes annually.

                           The Nominating Committee met in August, 2001 to select the nominees for election as directors at the Annual Meeting. See "Information About Shareholder Proposals" for a discussion of the procedures for shareholder nominations for director.

COMPENSATION               The Compensation Committee establishes the
COMMITTEE                  compensation of the Chief Executive Officer. The
                           Compensation Committee also establishes directors' fees and bonuses.

                           Directors Greene, Burgess and Roten serve as members of the committee.

                           The Compensation Committee met two times in the 2001 fiscal year.

AUDIT                      The Audit Committee meets when AF Bank's regulatory
COMMITTEE                  examiners and AF Bankshares, Inc.'s auditors begin
                           their review process and when the examiners and auditors present their reports to AF Bankshares, Inc.
                           and AF Bank.

                           Directors Reeves, Roland and Weaver serve as members of the committee. The Audit Committee operates under a written charter approved by the Board of Directors of AF Bankshares, Inc., a copy of which is attached as Appendix A to this proxy statement.
                              ----------

                           The Audit Committee met 12 times in the 2001 fiscal year.

Audit Committee Report

                 AF Bankshares, Inc.'s Audit Committee Report

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

     The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with McGladrey its independence.

     Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of AF Bankshares, Inc. that the audited financial statements be included in AF Bankshares, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 2001.

                                    Audit Committee of AF Bankshares, Inc.

                                    John D. Weaver (Chairman)
                                    Jimmy D. Reeves
                                    Frank E. Roland

Directors' Compensation

     Director's Fees. Currently, each non-employee director of AF Bankshares, Inc. receives an annual retainer of $5,000 if the director attends a minimum of 75% of the aggregate number of board and committee meetings called during the year. Each non-employee director also receives fees of $400 per month and $50 per committee meeting attended. In addition, the chairman of each committee receives $100 per committee meeting attended.

     The Chairman of the Board of Directors of AF Bankshares, Inc. also receives a fee of $500 per month. Directors of both AF Bankshares, Inc. and AF Bank will not be compensated for their services on the Board of AF Bankshares, Inc.

     Retirement Plans. AF Bankshares, Inc. adopted a nonqualified Retirement Plan for Board Members of AF Bankshares, Inc. (the "Directors' Retirement Plan"), which provide benefits to each eligible outside director commencing on his termination of Board service at or after age 65. Each outside director automatically becomes a participant in the Directors' Retirement Plan. An eligible outside director retiring at or after age 65 will be paid an annual retirement benefit equal to the annual rate of retainer paid to outside directors immediately prior to his termination of Board service, multiplied by a fraction, the numerator of which is the number of his years of service as an outside director (including service as a director or trustee of AF Bankshares, Inc. or any predecessor) not in excess of 10 years and the denominator of which is 10. An individual who terminates Board service after having served as an outside director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 55, but the annual retirement benefits payable to him will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are generally paid for a fixed period of 10 years, but a director may elect to convert such benefit to a single life or joint and survivor annuity based on actuarial factors specified in the Directors Retirement Plan. Upon a change in control, participants will receive an immediate lump sum distribution of a benefit that is the actuarial equivalent of a single life annuity providing an annual payment equal to the annual rate of retainer paid to outside directors immediately prior to the change of control multiplied by a fraction, the numerator of which is the director's year of service not in excess of 10 and the denominator of which is 10.

     Recognition and Retention Plan and Stock Option Plan. In addition, AF Bankshares, Inc.'s directors are eligible to participate in the Stock Option Plan and Recognition and Retention Plan. These stock benefit plans are discussed under "--Benefits," "Stock Option Plan" and "Recognition and Retention Plan."

Executive Officers

     The following individuals are executive officers of AF Bankshares, Inc. and hold the offices set forth opposite their names.

                   Name                Age                   Positions Held
            --------------------      -----    --------------------------------------
          James A. Todd                57      President and Chief Executive Officer of
                                               AF Bankshares, Inc.

          Melanie Paisley Miller       30      Executive Vice President, Secretary,
                                               Treasurer and Chief Financial Officer of
                                               AF Bankshares, Inc.

     The Board of Directors elects the executive officers of AF Bankshares, Inc. annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. AF Bankshares, Inc. has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "--Employment Agreements."

     Biographical information of executive officers of AF Bankshares, Inc. who are not directors is set forth below.

     Melanie Paisley Miller served as Secretary and Treasurer of AF Bank from August 1995 to April 1996, at which time her title was changed to Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AF Bank. On July 1, 1998, Ms. Miller's title was changed to Executive Vice President, Secretary, Treasurer and Chief Financial Officer of AF Bankshares, Inc. Ms. Miller served as corporate secretary of AF Bank from July 1994 to August 1995, and as an administrative assistant from March 1994 to July 1994. Ms. Paisley Miller is also a Certified Public Accountant.

Executive Compensation

     The following table sets forth the compensation paid by AF Bankshares, Inc. and its subsidiaries for services rendered in all capacities during the fiscal years ended June 30, 2001, 2000 and 1999 to the President and Chief Executive Officer of AF Bankshares, Inc. No other executive officer of AF Bankshares, Inc. had salary and bonus during the fiscal years ended June 30, 2001, 2000, and 1999 aggregating in excess of $100,000.

                                                       Summary Compensation Table

                                                                                              Long Term Compensation
                                                                               ---------------------------------------------------
                                        Annual Compensation(1)                         Awards            Payouts
                          --------------------------------------------------   ----------------------    -------

                                                                   Other       Restricted
     Name and                                                      Annual        Stock                    LTIP         All Other
     Principal                        Salary                    Compensation     Awards       Options    Payouts      Compensation
     Positions            Year        ($)(1)        Bonus($)        ($)           ($)           (#)        ($)           ($)(2)
-------------------       ----       --------       --------    ------------   ----------     -------    -------      ------------
James A. Todd             2001       $125,394       $17,500          --            --            --        --            $9,825
President and Chief       2000       $115,000       $15,000          --            --            --        --            $6,188
Executive Officer         1999       $115,000       $10,000          --            --            --        --            $8,623

___________________
(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under AF Bank's 401(k) Plan.
(2) Includes (i) $549, $1,620 and $1,620 for fiscal years ended June 30, 2001, 2000 and 1999 respectively, representing the dollar value of premiums paid by AF Bank with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the executive officer; (ii) an allocation of 189, 230 and 412 shares to Mr. Todd's account under the ESOP for the fiscal years ended June 30, 2001, 2000 and 1999, respectively, with a total market value of $2,126, $1,840 and $4,532 as of June 30, 2001, 2000 and 1999,
     respectively, see "--Benefits--Employee Stock Ownership Plan and Trust;" and (iii) a matching contribution of $7,150, $2,728 and $2,471 for fiscal year ended June 30, 2001, 2000 and 1999, respectively, under the 401(k) plan.

     Certain Employee Benefit Plans and Employment Agreements

          Employment Agreements. AF Bank is a party to an Employment Agreement with each of Mr. Todd and Ms. Miller ("Senior Executive(s)"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that AF Bank will be able to maintain a stable and competent management base. The continued success of AF Bank depends to a significant degree on the skills and competence of the Senior Executives.

          The Employment Agreements provide for three-year terms. The Employment Agreements provide that, prior to the first anniversary of the Agreement's effective date and each anniversary of such date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review is performed by the Compensation Committee of the Board in the case of the President and Chief Executive Officer and by the President and Chief Executive Officer in the case of the other Senior Executives. The Senior Executive's base salary may be increased on the basis of her or his job performance and the overall performance of AF Bank. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by AF Bank and the Senior Executive. The Employment Agreements provide for termination by AF Bank at any time for cause as defined in the Employment Agreements. In the event AF Bank chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from AF Bank upon:

 .    the Board's or the shareholder's failure to re-appoint, elect or re-elect the Senior Executive to her or his current offices;
 .    a material change in the Senior Executive's compensation, functions, duties or responsibilities;
 .    a "change of control" as defined in the Employment Agreements; or
 .    a material breach of the Employment Agreement by AF Bank, the Senior
     Executive; or
 .    in the event of death, her or his beneficiary is entitled to a lump sum cash payment in an amount equal to the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of AF Bank, AF Bankshares, Inc., or the MHC during the remaining terms of the Employment Agreements.

     AF Bank would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements. AF Bank's Employment Agreements have restrictions on the dollar amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control." In general, for purposes of the Employment Agreements and the plans maintained by "AF Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of AF Bankshares, Inc., or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of AF Bank. Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change in control" of AF Bankshares, Inc. or AF Bank may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to AF Bankshares, Inc. or AF Bank. As a result, no payments or benefits will be paid to a Senior Executive following a "change in control" to the extent such payments would constitute an "excess parachute payment" under Section 280G of the Code.

     Employee Stock Ownership Plan and Trust. AF Bankshares, Inc. has established and adopted, for the benefit of eligible employees, an ESOP and related trust. All salaried employees of AF Bank, AF Bankshares, Inc. and subsidiaries are eligible to become participants in the ESOP. The ESOP purchased 36,942 shares of common stock issued in connection with the MHC Reorganization and Offering. In order to fund the ESOP's purchase of such common stock, the ESOP borrowed funds from an unaffiliated lender equal to the balance of the aggregate purchase price of the common stock. This loan is for a term of six years, bears interest at the prime rate minus one-half of one percent, and calls for level annual payments of principal plus accrued interest designed to amortize the loan over its term. Prepayments are also permitted.

     Shares purchased by the ESOP were pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' compensation for the year of allocation.

     The ESOP Committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of common stock in the future.

Stock Option Plan

     The Stock Option Plan was adopted by the Board of Directors of AF Bank and approved by AF Bank's shareholders at the 1997 Annual Meeting. AF Bankshares, Inc. assumed sponsorship of the Stock Option Plan pursuant to the Plan of Reorganization on the effective date of the Reorganization. The purpose of the Stock Option Plan continues to be to promote the growth of AF Bankshares, Inc., AF Bank and other affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of AF Bankshares, Inc. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. AF Bankshares, Inc. has reserved an aggregate of 21,322 shares of common stock for issuance upon the exercise of stock options granted under the Plan.

     As of the effective date of the Stock Option Plan, each outside director of AF Bankshares, Inc. was granted a non-qualified stock option to purchase an aggregate of 969 shares of common stock at an exercise price of $18.50 per share, except for Mr. Roland who has an option to acquire 776 shares at an exercise price of $18.50 and Mr. Reeves who was given a non-qualified stock option to purchase 387 shares of common stock at an exercise price of $18.50 on November 1, 2000. AF Bankshares, Inc. intends to award Mr. Sherman 193 shares of common stock on November 1, 2001 at an exercise price of $18.50, upon his appointment to the Board of Directors of AF Bankshares, Inc. on that same date.

     The following table sets forth the number and value of unexercised stock options held by Mr. Todd. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on June 22, 2001, the last trading day before the June 30, 2001 fiscal year end for AF Bankshares, Inc. On that date, the price was $11.25 per share, based on the closing price of AF Bankshares, Inc.'s common stock as reported on the OTC Bulletin Board. Since the exercise price of the options held by Mr. Todd was higher than the market value of AF Bankshares, Inc. common stock, none of the options were in-the-money at fiscal year-end. No stock options were exercised by Mr. Todd during the fiscal year ended June 30, 2001.

   Aggregated Options/Exercises in 2001 Fiscal Year and 2001 Fiscal Year End
                                    Options

                                                     Number of Securities         Value of Unexercised
                                                    Underlying Unexercised            In-the-Money
                                                    Options/SARs at Fiscal       Options/SARs at Fiscal
                                                           Year-end                    Year-end(1)
                                                             (#)                           ($)
Name                                              Exercisable/Unexercisable     Exercisable/Unexercisable
----                                              --------------------------   ---------------------------
James A. Todd
President and Chief Executive Officer...........           7,134/0                         N/A

_____________
(1) The closing price per share of common stock on June 22, 2001 was $11.25, and all options have an exercise price of $18.50 per share, and, as such, all options are "out-of-the-money."

Recognition and Retention Plan

     The RRP was adopted by the Board of Directors of AF Bank and approved by AF Bank's shareholders at the 1997 Annual Meeting. AF Bankshares, Inc. assumed sponsorship of the RRP pursuant to the Plan of Reorganization on the effective date of the Reorganization. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers and outside directors of AF Bankshares, Inc. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by AF Bankshares, Inc.

     As required by the terms of the RRP, AF Bankshares, Inc. has established a trust ("Trust") and has issued 53,678 shares of common stock, the maximum number of restricted stock awards ("Restricted Stock Awards") that may be granted under the RRP, to the Trust from previously authorized, but unissued shares.

Shares of common stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested. If an individual award recipient terminates service prior to full vesting of the Restricted Stock Awards granted pursuant to the RRP, the shares subject to the award will be forfeited and returned to AF Bankshares, Inc.

     Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. As of July 1, 2001, each outside director has been granted a Restricted Stock Award with respect to 2,300 shares of common stock, except for Messrs. Reeves and Sherman, who were each awarded 920 shares and 460 shares of common stock, respectively. All outstanding Restricted Stock Awards will vest and become distributable at the rate of 20% per year, over a five year period, commencing on December 8, 1997, subject to automatic full vesting on the date of the Award holder's death, disability or retirement or upon a change in control of AF Bankshares, Inc., except that Mr. Reeves's grant of 920 shares of common stock will vest and become distributable at the rate of 50% on December 8, 2000 and December 8, 2001. Upon Mr. Sherman's appointment to the Board of Directors of AF Bankshares, Inc. on November 1, 2001, AF Bankshares, Inc. intends to award him 460 shares, which will vest on December 8, 2001.

     AF Bankshares, Inc. may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

Transactions with Certain Related Persons

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. AF Bank makes loans to executive officers, directors and their affiliates that are no more favorable and in the ordinary course of business and that do not involve more than the normal risk of collectibility or present unfavorable features. AF Bank intends that any transactions in the future between AF Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to AF Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of AF Bank not having any interest in the transaction.

     Mr. Jimmy D. Reeves, a director of AF Bankshares, Inc. and AF Bank, is a partner in the law firm of Vannoy & Reeves, PLLC which firm acts as counsel to AF Bank from time to time. The legal fees received by the law firm from professional services rendered to AF Bank during the year ended June 30, 2001 did not exceed five percent of the firms gross revenues.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires that AF Bankshares, Inc.'s directors, executive officers, and any person holding more than ten percent of AF Bankshares, Inc.'s common stock file with the SEC reports of ownership changes, and that such individuals furnish AF Bankshares, Inc. with copies of the reports.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, AF Bankshares, Inc. believes that all of our executive officers and directors complied with all
Section 16(a) filing requirements applicable to them.

                            ADDITIONAL INFORMATION

Information About Shareholder Proposals

     Under the proxy solicitation regulations of the SEC, if you wish to submit proposals to be included in our proxy statement for the 2002 Annual Meeting of Shareholders, we must receive them by June 6, 2002, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the rules and regulations promulgated by the SEC.

     In addition, under AF Bankshares, Inc.'s Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2002 Annual Meeting):

 .    You must be a shareholder of record and have given timely notice in writing to the Secretary of AF Bankshares, Inc. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than five days prior to the date of the annual meeting.

 .    Your notice must contain specific information required in our Bylaws.


                                    By Order of the Board of Directors,

                                    /s/ Melanie Paisley Miller

                                    Melanie Paisley Miller
                                    Executive Vice President, Secretary,
                                    Treasurer and Chief Financial Officer

West Jefferson, North Carolina
October 4, 2001

================================================================================
To assure that your shares are represented at the Annual Meeting, PLEASE complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
================================================================================

                                                                      Appendix A
                                                                      ----------

                              AF Bankshares, Inc.
                        Charter of the Audit Committee
                           Of the Board of Directors

                                  I. PURPOSE
                                  ----------

     The primary purpose of the Audit Committee of the Board of Directors (the "Committee") of AF Bankshares, Inc. (the "Company") is to provide independent and objective oversight of the accounting functions and internal controls of AF Bankshares, Inc. and its subsidiaries and to ensure the objectivity of their financial statements. The Committee shall have the ultimate responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee shall also review and advise the Board with respect to the Company's risk management policies and tax policies.

     The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.

                                 II. FUNCTIONS
                                 -------------

     The Audit Committee shall perform the following functions:

1. Independent Accountants. Recommend to the Board the firm to be employed by the Company as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders. The Committee shall also review the compensation to be paid to the independent auditors.

2. Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee also shall review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in the Company's accounting practices or controls.

3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4. Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence.

5. Internal Control Systems. Review with management and internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

6. Oversight of Executive Officers and Directors and Conflicts of Interest. Review significant conflicts of interest involving directors or executive officers. The Committee shall review compliance with Company policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee also shall review significant questionable or illegal payments.

7. Oversight of Independent Accountants. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

8. Risk Management. Review risk management policies in light of the Company's business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Company's investment and derivatives risk management policies, including the internal system to review operational risks, credit risks, interest rate risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

9. Tax Policies. Review periodically the Company's tax policies and any pending audits or assessments.

                       III. COMPOSITION AND INDEPENDENCE
                       ---------------------------------

     The Committee shall consist of not less than three members, a majority of which shall be independent members, who shall be appointed by the Board of Directors. An "independent" member is defined as an individual who (a) is not an officer or salaried employee of the Company, (b) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member and (c) meets the Nasdaq Stock Market's definition of independent director. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Committee to serve as Chairman of the Committee.

                            IV. QUORUM AND MEETINGS
                            -----------------------

     A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a monthly basis or more frequently as circumstances require. Meetings shall be scheduled at the direction of the Chairman of the Committee. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                  V.  REPORTS
                                  -----------

     The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review. Upon completion of the annual audit, the Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors.

     The Committee shall prepare a report for inclusion in the Company's proxy statement for its annual meeting describing the discharge of the Committee's responsibilities.

                              VI.  OTHER AUTHORITY
                              --------------------

     The Committee is authorized to confer with Bank management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

     The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

AF Bankshares, Inc.                                             REVOCABLE PROXY


         This Proxy is solicited on behalf of the Board of Directors of AF Bankshares, Inc. for the Annual Meeting of Shareholders
                        to be held on November 5, 2001.


   The undersigned shareholder of AF Bankshares, Inc. hereby appoints James A. Todd and Jan R. Caddell, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of AF Bankshares, Inc. held of record by the undersigned on September 7, 2001, at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m., local time, on November 5, 2001, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2001 Annual Meeting of Shareholders and Proxy Statement, dated October 4, 2001, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposal listed in Item 2.

           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------
The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" the proposal in Item 2.
-------------------------------------------------------------------------------

Please mark your vote as
indicated in this example    [X]

I will attend the
Annual Meeting               [_]

1.    Election of three Directors.                 FOR             WITHHOLD
      Nominees: Jimmy D. Reeves, Jerry         All nominees        for all
      L. Roten and Michael M. Sherman           (except as         nominees
      for terms of three years each;             otherwise
                                                 indicated)
                                                    [ ]              [ ]

2.    Ratification of the appointment of
      Larrowe & Company, PLC, as
      independent auditors for the fiscal       FOR        AGAINST     ABSTAIN
      year ending June 30, 2002.                [ ]          [ ]         [ ]


Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

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The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual
Meeting of Shareholders and the Proxy Statement, dated October 4, 2001 for the 2001 Annual Meeting.

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(Signature(s))

Dated:
      --------------------------------------------------------------------,2001
Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.